EXHIBIT 10.20
                                 BUSINESS LEASE


         THIS LEASE entered into this 15th day of January, 1997, between MANDEL DEVELOPMENT, a Florida general partnership, consisting of MARVIN MANDEL, general partner, and PHILIP MANDEL, general partner, hereinafter called "LESSOR", and whose address is 13205 Keystone Terrace, North Miami, Florida 33181 and FIRST AMERICAN RAILWAYS, INC., a Nevada corporation, hereinafter called "LESSEE", and whose address is
                                                                            .

                              W I T N E S S E T H:

         WHEREAS, the LESSOR wishes to lease to LESSEE certain warehouse/office space at 3700 N. 29th Avenue, Suite 202, Hollywood, Florida 33020, located in Broward County, Florida being a part of the warehouse/office development known as Mandel Development I; and

         WHEREAS, LESSEE is desirous of leasing said space under the terms and conditions stated herein.

         NOW, THEREFORE, in consideration of the mutual covenants, conditions and the rentals to be paid hereunder, the parties agree as follows:

         1. LEASED PREMISES: The LESSOR does hereby lease, let and demise unto the LESSEE and the LESSEE does hereby lease from and become tenant under this Lease, the following described real property and improvements (hereinafter referred to as "the Space" or "the Leased Premises"), approximately 14,800 square feet of building consisting of both "office" and "warehouse" area, as more fully described on Exhibit A attached hereto. The improvements described in Exhibit "A" shall be made, unless otherwise noted on Exhibit "A", by LESSOR at LESSOR'S expense. Exhibit "A" also includes a site plan of the Leased Premises.

         If, during the term of the Lease, the three tenants presently occupying the spaces immediately adjacent to the Leased Premises in LESSOR'S building known as Mandel Development I vacate those spaces and as they become available for lease, the LESSEE, if it is in good standing under the Lease, shall have the first right of refusal to lease those spaces from LESSOR at a rental rate to be negotiated between LESSOR and LESSEE. LESSEE must notify LESSOR in writing of its exercise of this first right of refusal within five (5) business days of notice from LESSOR of the availability of the space. In the event that LESSEE exercises this first right of refusal, the Lease shall be amended to reflect the additional space, rental rate and any other terms agreed upon between the parties.

         2. TERM: This Lease is for an initial term of ten (10) years, commencing on the date that the improvements to be effected by LESSOR described in Paragraph 1 hereof are Certified for Occupancy (C-O) by all applicable authorities. LESSOR shall use its best efforts to complete its work and have the Leased Premises ready for C-O inspection by March 15, 1997.



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         By occupying the space, LESSEE shall be conclusively deemed to have accepted the same as complying fully with LESSOR'S covenants and obligations to deliver the Space as required hereby; otherwise, the term of this Lease shall begin upon LESSOR'S receipt of a C-O for the Leased Premises.

         LESSEE shall have the right to terminate this Lease after the first five years of the term provided that LESSEE gives written notice to LESSOR no later than four (4) years from the date of commencement of the term of the Lease and LESSEE pays LESSOR the sum of $23,000.00. If notice is not given by LESSEE to LESSOR in the manner and within the time specified herein, this right to early termination shall be considered to have been waived by LESSEE.

         3. RENTAL: The LESSEE agrees to pay to the LESSOR the rent described as follows:

                  A. BASE RENT ("INITIAL BASE ANNUAL RENTAL"): That total annual sum equal to the square footage of the Space to wit: 14,800 square feet multiplied by $5.89, payable at the rate of one-twelfth (1/12) of the annual sum per month in advance on the 1st day of each month. Said payments shall be made to LESSOR in such a way as to be received by LESSOR on the date due. The rent for the first month of the Lease shall be paid prior to occupancy as provided for below. On each anniversary date of the commencement date of the term of this Lease, Base Annual Rent for the approaching Lease year shall increase over the previous year's Base Annual Rental Rate. All annual adjustments to be made in rent shall be based upon the previous year's Base Annual Rental Rate per square foot.

                  It is agreed by the parties hereto that the Initial Base Annual Rental shall be increased annually as set forth herein during the term (including any renewal term) of this Lease. The first of said adjustments shall be made one year from the date of the commencement of the term as stated in Paragraph 2 of this Lease. Subsequent adjustments shall be made on the anniversary date of the commencement of the term of this Lease and each year thereafter on the basis of changes, if any, in the Consumer Price Index for All Urban Consumers, U.S. City Average All Items (1982 - 84 = 100)(Index), as published by the Bureau of Labor Statistics, U. S. Department of Labor, or, if there shall be no such Index, then by the successor or the most nearly comparable successor index thereto.

                  (1) The base period index for the purpose of determining any increase in the Base Annual Rental shall be the average index for the three months immediately preceding the month in which the term of this Lease commences. If the average index for the three months preceding each anniversary date of the commencement of the term of this Lease shall exceed the base period index, then the Base Annual Rental for the coming Lease Year shall be arrived at by multiplying the previous year's Base Annual Rent by a fraction, the numerator of which shall be the average Index for the three month period preceding the anniversary date of this Lease, and the denominator of which shall be the base period index.

                  (2) The increased annual rental so obtained (by multiplying the fraction

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aforesaid against the initial or previous year's Base Annual Rental as provided herein) shall be payable by the LESSEE to the LESSOR in the same manner and at the same time as the Initial Base Annual Rental payments.

                  (3) Notwithstanding any provisions to the contrary contained herein, it is agreed by the parties hereto that the Base Annual Rental payable hereunder for any Lease year during the term hereof shall not be less than the previous year's Base Annual Rental rate as herein provided. It is further agreed that the annual cost-of-living increases computed in accordance with this Lease shall be limited to, and capped at, an annual increase of 4% of the previous year's Base Annual Rental rate. Lease Year is defined as a 12 month consecutive period, the first Lease Year commencing on the commencement date of the term hereof and each subsequent Lease Year commencing on the succeeding anniversaries thereof.

                  (4) The Base Annual Rent shall not include electric, gas, telephone, garbage removal, trash removal, water or any other utilities which serve the Space or accommodate the use of the Space by LESSEE. Telephone service, janitorial service to the interior of the Leased Premises and interior maintenance shall be LESSEE's responsibility in addition to the Base Annual Rent and other expenses and services specified in this Lease to be paid by LESSEE.

                  B. COMMON AREAS AND SHARED EXPENSES: LESSEE shall pay for its share of water, sewer, trash removal and garbage removal and outside maintenance, including but not limited to landscaping and sprinkler system repair for the common areas which are adjacent to or serve the Leased Premises. Hazard insurance and extended coverage including plate glass coverage, liability coverage in the amount of at least $1,000,000, flood insurance and rent insurance for the Leased Premises shall be carried by the LESSOR but reimbursed by the LESSEE. The payment for the aforesaid expenses shall be a reimbursement to the LESSOR for LESSEE'S prorata share (based upon relative square footage) of the total expense to LESSOR for such expenses for the building of which the Leased Premises are a part. The Leased Premises constitute approximately (See
Exhibit 2)% of the building of which they are a part. Common area expenses shall not include interest or penalties to LESSOR for overdue payments of taxes or payments for expenses of any other building other than the building of which the Leased Premises are a part. (Note: real estate taxes are assessed against a parcel which contains more than one building but shall be prorated by LESSOR between the buildings). All other payments required to be made under this Lease by LESSEE to LESSOR in addition to the Base Annual Rent shall be deemed rent and as such shall be subject to the LESSOR's right and recourse under the circumstances of a nonpayment of rent. The LESSOR shall notify LESSEE each January 1, April 1, July 1, and October 1, of its share of the expenses required to be paid or reimbursed to LESSOR. Payment by LESSEE of its share shall be received by LESSOR within ten (10) days of the date such notice is delivered by LESSOR to LESSEE. LESSOR shall have sole and exclusive control over the common areas adjacent to or serving the Leased Premises. LESSOR may from time to time promulgate, change, or establish rules and regulations regarding the common areas including the use thereof by LESSEE. Common areas shall include but not necessarily be limited to the following: all access areas, all vehicular or pedestrian roads or paths or ways for the Leased Premises, all parking areas, all ingress and egress areas.

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                  C.       TAXES:   The LESSEE shall pay all applicable sales
and use taxes imposed by any governmental entity with respect to the renting or leasing of the Space.

                  D. PAYMENT OF RENT: All payments of monies due under this Lease shall be made and paid by LESSEE to LESSOR at the aforesaid address or at such other place as LESSOR may, from time to time, designate in writing without notice or demand and without offset, deduction or abatement to the sums stated to be due in this Lease. All monies due hereunder shall be payable in current legal tender of the United States and shall be subject to interest of 18% per annum if not received within ten (10) days from the date due.

                  E. REAL ESTATE TAXES: As of the date of the commencement of the Term of this Lease, the LESSEE shall be responsible for the payment of its prorata share of real estate taxes and special assessments, if any, assessed by any state, county or municipal authority against the property of which the Leased Premises is a part, including LESSEE's prorata share of parking areas. Taxes shall be prorated if this Lease is in effect for a portion of a tax year.

                  F. PAYMENT FOR TAXES AND INSURANCE: The total annual sums due for real estate taxes and insurance (based upon relative square footage) required to be paid or reimbursed to the LESSOR by the LESSEE under this Lease shall be estimated for each Lease year by the LESSOR based upon the last available actual amount for such taxes and/or insurance. The number of months in the Lease year shall be divided into such total taxes and insurance estimate and the resultant amount paid as rent to LESSOR each month. When the actual bill for taxes and/or insurance is available, then an adjustment, up or down, to cover over/under payments shall be made by the LESSOR to LESSEE or by LESSEE to LESSOR as the case may be within thirty (30) days after notice of such adjustment by LESSOR.

         LESSEE shall have the right to contest the assessed value of the Building for real estate tax purposes through the employment of a reputable commercial service on a maximum thirty five (35%) percent contingent fee basis. LESSOR agrees to reasonably cooperate with LESSEE if requested and to execute such documents as LESSEE may reasonably request pursuant to LESSEE'S application for tax adjustment. LESSOR'S liability for any costs, expenses or fees incurred in connection with such contest shall be limited to a maximum of thirty five (35%) percent of any resulting tax savings to LESSOR.

                  G. EVIDENCE OF EXPENSES: Upon request, LESSEE may review copies of LESSOR'S bills for real estate taxes, insurance, gardening, water and sewer and electricity related to the building of which the Leased Premises are a part.

         4. POSSESSION; OBLIGATIONS TO MAINTAIN/REPAIR: LESSEE shall maintain the Leased Premises and shall keep in repair the Leased Premises including doors, moldings, trim, window frames, door frames, closure devices, door hardware, door hinges, and/or windows, plumbing, electrical and air-conditioning. LESSEE shall give LESSOR written notice of the necessity of structural and/or exterior repairs or maintenance. LESSEE shall maintain the exterior of the Leased Premises in a clean and orderly condition, free of dirt,

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rubbish and unlawful obstructions. LESSEE shall maintain and repair the air conditioning system; however, LESSOR shall assign all of its warranty rights relating to the air conditioning system to LESSEE. LESSOR shall be responsible to maintain the common areas including landscaping, parking areas and other areas and facilities intended for the common use of the occupants of the Building, subject to LESSEE's obligation to pay its share for certain common area expenses as stated in this Lease. Further, LESSOR shall maintain the roof, outer walls, foundation and structure of the Leased Premises in good repair.

         In the event that LESSOR shall fail, neglect or refuse, for a period of 30 days following written notice from LESSEE (provided, however, that prior written notice shall not be required in connection with emergency situations which are defined to be those situations that pose an immediate threat of personal injury or substantial property damage) to perform any repairs, maintenance or other obligations required of LESSOR under the terms of the Lease, then, in such event, LESSEE shall have the right to perform such repairs, etc. for and on behalf of LESSOR and LESSOR shall pay to LESSEE LESSEE'S actual costs of performing such repairs. Such sums shall be due and payable by Lessor to Lessee within 45 days of the request therefor. If the repair is nonemergency, LESSEE agrees to obtain at least two (2) competing bids. In the event such payment is not made by the LESSOR to LESSEE, then LESSEE shall have the right to deduct from the next ensuing installment or installments of Rent the amount due LESSEE under this paragraph. Notwithstanding the foregoing, LESSEE shall have no right to perform any repairs, maintenance or other obligation required of LESSOR under the terms of this Lease if LESSOR commences such performance within such 30-day period and diligently prosecutes the cure thereafter until completion.

         5.       SECURITY DEPOSIT; CONDITION OF PREMISES ON
TERMINATION: Except as stated above, the LESSEE shall be responsible for the condition of the Leased Premises upon termination of this Lease. The LESSEE shall pay to the LESSOR $14,528.67 as a security deposit due upon the execution of this Lease. It shall be the obligation of the LESSEE to return possession of the Leased Premises to the LESSOR without damage or disrepair, except as to normal wear and tear and free from any hazardous waste (as defined in paragraph 7 of this Lease) caused by, or incidental to, LESSEE's use of the Leased Premises or abandoned by LESSEE at any time upon the Leased Premises or any adjacent property of the LESSOR or anywhere that gives rise to an obligation by LESSOR to remove, clear or clean such waste or its contamination. The LESSOR, during the life of this Lease may commingle the security deposit with its own funds. The security deposit sums shall not bear interest. The LESSEE shall not attempt to apply the security deposit to rent. Any attempt to hold back rent payments or any other payments due to LESSOR under this Lease by directing the LESSOR to apply all or part of the security deposit to rent shall be deemed, at the option of LESSOR, a default in this Lease. The security deposit shall be refunded only after the LESSEE has completely surrendered possession of the leased premises to LESSOR including a return of the keys to the Space and LESSOR has had the time allowed by Florida law to inspect and give notice of any claims to LESSEE. Any damage or disrepair that is not attributable to normal wear and tear shall be paid for by the LESSOR from the security deposit with the balance, if any, refunded to LESSEE without interest at such time as the security

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deposit would be required to be paid to the party entitled thereto. Any sums in excess of the security deposit due for damage or disrepair shall be paid by LESSEE to LESSOR within ten (10) days of LESSOR'S demand therefor. LESSEE shall remain responsible, even after termination of this Lease and after the LESSOR's inspection of the Leased Premises after termination, for the removal, clean up and disposal of any hazardous waste or contamination therefrom (as defined in paragraph 7 of the Lease) left on or affecting the Leased Premises.

         6.       INSPECTION OF PREMISES:

                  A. Prior to the LESSEE'S taking possession of the Leased Premises, the LESSEE shall have fully inspected the Leased Premises and accepted the Leased Premises in its then existing condition. Such inspection shall encompass all physical facts which are deemed by the LESSEE to be relevant and material, and the taking of possession shall, subject to any agreements in writing to the contrary to be executed by the parties as an addendum hereto, be an acceptance of the Leased Premises.

                  B. The LESSEE has made an independent survey and exploration of all economic factors, both present, future and potential, which the LESSEE deems material and important relative to matters contained in this Lease and the business of LESSEE.

         7. INDEMNITY AND DISCLAIMER: LESSOR shall not be liable for and LESSEE hereby agrees to defend the LESSOR and indemnifies and holds LESSOR harmless from, all fines, suits, actions, damages, claims, demands, losses and causes of action brought by others against LESSOR based on LESSEE's use of the Leased Premises or based upon LESSEE's negligence, intentional tort, or omissions arising during the term of this Lease or any personal injury, loss of life, and damage to any property or to any person that occurs on or about the Space or the buildings and improvements of the LESSOR, or the appurtenances thereto, or upon the adjacent sidewalks or streets caused by the negligence, misconduct, error or omission or breach of this Lease by LESSEE, its employees, subtenants, invitees or by any other person entering the Space under express or implied invitation of LESSEE, or arising out of LESSEE'S use of the Space, including any use which may cause the existence of any "Hazardous Waste" as that term may, from time to time, be defined by the Florida Department of Environmental Regulation or any subdivision thereof or the laws of the United States. The indemnities herein provided by LESSEE to LESSOR shall include an indemnity against all costs, counsel fees, expenses and liabilities incurred in and about any such claim, the investigation thereof, or the defense of any action, or proceeding, brought thereon, and from and against any orders, judgments and decrees, which may be entered therein, which is caused by the acts or neglect of the LESSEE, its agents employees, subcontractors, or servants. LESSOR shall not be liable or responsible for any loss or damage to property or death or injury to any person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition of other governmental body or authority, by other tenants of the building or of any matter beyond the control of LESSOR, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Leased Premises, or failure to make repairs, or from any cause whatever except LESSOR'S negligence. LESSOR shall have

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no obligation to make an investigation of any tenant, employee or proprietor thereof, or of any guest or any other person entering the Leased Premises.

         Notwithstanding the foregoing, LESSEE shall in no event be obligated to indemnify, defend or save or hold LESSOR harmless of, from or against any loss, cost, expense or liability arising (either directly or indirectly) from any intentional tort, grossly negligent act or omission, of LESSOR and/or LESSOR'S agents, employees and/or independent contractors.

         8. LESSOR'S INSPECTION: The LESSOR or its agents shall have the right to enter the Leased Premises with LESSEE or its agent present for the purpose of inspecting the same or, for any other purposes not inconsistent with the terms or spirit of this Lease, which inspections shall not unreasonably interfere with or harass the LESSEE. All inspections except for those required by an emergency shall be subject to reasonable prior notice and conducted during normal business hours of LESSEE.

         9. DEFAULT:

                  A. LESSOR at its election may exercise any one or more of the options referred to below upon the happening or at any time after the happening of any one or more of the following events of default, to- wit:

                  (1) LESSEE'S failure to pay the rent, or any other sums payable hereunder for a period of three (3) days after written notice by LESSOR served after a five (5) day grace period;

                  (2) LESSEE'S failure to abide by the nonmonetary terms of this Lease and failing to commence to cure any action noticed by LESSOR which specifies the LESSEE'S failure to observe, keep, or perform any of the nonmonetary covenants, agreements or conditions of this Lease. With regard to any curative action that is required to be performed by LESSEE in order for LESSEE to comply with its obligations under this Lease, LESSEE shall "commence to cure" within ten (10) days from LESSOR'S notice and diligently pursue such curative action until completion or final disposition as the case may be. "Commence to cure" shall mean that the LESSEE has filed any court actions or applied in writing with required fees to any administrative or quasi-judicial agency empowered to decide the matters complained of, or applied for, as the case may be and all filing fees or application fees or bonds that are required to file or pursue such action have been paid. In the case of any other curative action, the LESSEE shall initiate the action required by whatever reasonable and appropriate means which would reasonably result in the matters noticed being cured.

                  (3) Should the LESSEE, at any time during the term of this Lease, suffer or permit an involuntary or voluntary petition in bankruptcy to be filed against it, or institute a composition or an arrangement proceeding under Chapter X or XI of the Chandler Act, or make any assignment for the benefit of its creditors, or should a receiver or trustee be appointed for the LESSEE'S property because of LESSEE'S insolvency, and the said appointment is not

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vacated within thirty (30) days thereafter, or should the LESSEE'S leasehold interest be levied on and the lien thereof not discharged within thirty (30) days after said levy has been made, or should the LESSEE fail to promptly make the necessary returns and reports required of it by the State and Federal law, or should the LESSEE fail to promptly comply with all governmental regulations, local, State and Federal, and such failure shall in any manner jeopardize the rights of the LESSOR, then in such event, and upon the happening of either or any of said events, the LESSOR shall have the right, at its election, to consider the same a material default on the part of the LESSEE of the terms and provisions hereof, and, in the event of such default not being cured by the LESSEE within a period of thirty days from the date of the giving by the LESSOR of written notice to the LESSEE of the existence of such default, the LESSOR shall have the option of declaring this Lease terminated and the interest of the LESSEE forfeited, or the LESSOR may exercise any other options herein conferred upon it. The pendency of bankruptcy proceedings, or arrangement proceeding, to which the LESSEE shall be a party, shall not preclude the LESSOR from exercising the option herein conferred upon it. In the event that LESSEE, or the trustee or receiver of the LESSEE'S property, shall seek an injunction against the LESSOR'S exercise of the option herein conferred, such action on the part of the LESSEE, its trustees or receiver shall automatically terminate this Lease as of the date of the making of such application. In the event the Court shall enjoin the LESSOR from exercising the option herein conferred, such injunction shall automatically terminate this Lease.

                  (4) LESSEE making an assignment for the benefit of creditors;

                  (5) A receiver or trustee being appointed for LESSEE or a substantial portion of LESSEE'S assets;

                  (6) LESSEE'S attempting to mortgage or pledge its interest hereunder;

                  (7) LESSEE'S vacating or abandoning the Space;

                  (8) LESSEE'S interest under this Lease being sold without LESSOR's consent under execution or other legal process;

                  (9) LESSEE'S interest under this Lease being assigned by attempted subletting or by operation of law without LESSOR'S consent;

                  (10) Should the LESSEE, at any time, fail to abide by the provisions of this Lease and should the LESSEE suffer by way of legal remedy or equitable remedy an injunction, either of a civil or criminal nature, or should the LESSEE fail to comply with safety regulations or fail to comply with any governmental regulations so that it is necessary by process of law to terminate or shut down LESSEE'S activities, then, subject to the provision of subparagraph
(2) above, the LESSEE shall be in default of this Lease.

                  B. In the event of any of the foregoing happenings, or other default by LESSEE, the LESSOR, at its election, may exercise any one or more of the following options,

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the exercise of any of which shall not be deemed to preclude the exercise of any others herein listed or otherwise provided by statute or general law at the same time or in subsequent times or actions.

                  (1) Terminate LESSEE'S right to possession under the Lease and after due process re-enter and retake possession of the Space and relet or attempt to relet the Space on behalf of LESSEE at such rental rate and under such terms and conditions as LESSOR may deem best under the circumstances for the purpose of reducing LESSEE'S liability. LESSOR shall not be deemed to have thereby accepted a surrender of the Space and LESSEE shall remain liable for all sums due under this Lease and for all damages suffered or costs incurred including agents or brokers fees to find a new tenant, attorney's fees and costs in advising and protecting LESSOR's interests under the circumstances;

                  (2) Declare this Lease to be terminated, ended and null and void, and after due process re-enter upon and take possession of the Space whereupon all right, title and interest of the LESSEE in the Space shall end;

                  (3) Declare all remaining sums due for rent under this Lease through the end of the term of this Lease to be immediately due and payable. LESSOR may collect the remaining sums due by distress or otherwise. In the event LESSOR re-lets the Leased Premises for any portion of the term of this Lease, then LESSEE shall be credited with the amount of any rent received against the sums owed by LESSEE to LESSOR.

                  C. No re-entry or retaking of the Space by LESSOR shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to LESSEE. Nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of sums due to LESSOR hereunder or any damages accruing to LESSOR by reason of the violations of any of the terms, provisions and covenants herein contained. LESSOR'S acceptance of any other sums following any event of default hereunder shall not be construed as LESSOR'S waiver of such event of default. No forbearance by LESSOR of action upon any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of the terms, provisions, and covenants herein contained. Forbearance by LESSOR to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. Legal actions to recover for loss or damage that LESSOR may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by LESSOR following repossession.

                  D. The parties hereto agree that any and all suits for any and every breach of this Lease shall be instituted and maintained only in State Courts for Broward County, Florida and LESSEE, whether or not a resident or doing business in the State of Florida hereby submits itself to the jurisdiction of the State of Florida and the courts of Broward County where venue shall lie, and LESSOR may effect service of process by any lawful means in order to confer in

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personam jurisdiction in the courts of this state over LESSEE. LESSEE waives its right to a jury trial in any litigation arising from or in connection with this Lease.

                  E. Time is of the essence in this Lease and in case LESSEE shall fail to perform the covenants on its part to be performed at the time fixed for the performance of such respective covenants by the provisions of this Lease, LESSOR may declare LESSEE to be in default of such Lease. In the event of any alleged nonmonetary default by LESSOR hereunder, LESSEE shall give LESSOR written notice thereof, specifying the exact nature of such default, and LESSOR shall have a reasonable time, but not less than ten (10) business days, to cure same. Monetary defaults by LESSEE shall be cured within three (3) days of a written notice given by LESSOR to LESSEE.

         10. NO LIENS CREATED: The LESSEE covenants and agrees that it has no power to incur any indebtedness giving a right to a lien of any kind or character upon the right, title and interest of the LESSOR in and to the property covered by this Lease, and that no person shall ever be entitled to any lien, directly or indirectly derived through or under the LESSEE, or its agents or servants, or on account of any act or omission of said LESSEE. All persons contracting with the LESSEE or furnishing materials and labor to said LESSEE, or to its agents or servants, as well as all persons whomsoever, shall be bound by this provision of this Lease. Should any such lien be filed, the LESSEE shall discharge the same within thirty (30) days thereafter, by paying the same or by filing bond or otherwise, as permitted by law. The LESSEE shall not be deemed to be the agent of the LESSOR, so as to confer upon a laborer bestowing labor upon the Leased Premises, or upon a materialman who furnishes material incorporated in the construction of improvements upon the Leased Premises, a mechanics' lien upon the LESSOR'S estate under the provisions of Chapter 713, Florida Statutes, and subsequent revisions thereof. If requested by LESSOR, LESSEE agrees to execute a short form Memorandum of Lease which LESSOR may record in the Public Records of Broward County, Florida, which shall state, in accordance with Chapter 713, Laws of the State of Florida, that LESSEE has no power to incur any liens whatsoever.

         11. NON-RECORDING OF LEASE: Subject to the terms of paragraph 10 hereof, this Lease may not be recorded by either the LESSOR or the LESSEE in the Public Records of Broward County, Florida, and should the same be recorded by the LESSEE it shall constitute an irrevocable and immediate default in the terms of this Lease permitting the LESSOR to pursue all of the remedies contained in this Lease or provided by statute. In addition thereto, the LESSOR shall be entitled to all consequential damages which may occur as a result of having to remove the Lease from the public records of Broward County, Florida, together with any and all consequential damages which may occur to the title of the fee owner of the property. These expenses shall include, but shall not be limited to, attorneys fees, accountants' fees, surveying fees, recording fees, and any and all damages which may occur to LESSOR or the fee simple owner as a result of any cloud cast upon title to the property affected by the recording of this Lease.

         12. NON-WAIVER: Failure of the LESSOR to insist upon the strict performance of any of the covenants, conditions and agreements of this Lease in any one or more instances, shall not be construed as a waiver or relinquishment in the future of any such covenants, conditions and agreements. The LESSEE covenants that no surrender or abandonment of the Leased Premises or of the remainder of the term of this Lease shall be valid unless accepted by the LESSOR in writing. The LESSOR shall be under no duty to relet the Leased Premises in the event of an abandonment or surrender or attempted abandonment or attempted surrender of the Leased Premises. The LESSOR shall have the right to retake possession of the Leased Premises or any part thereof, and such retaking of possession shall not constitute an acceptance of the LESSEE'S abandonment or surrender thereof.

         13.      CONDEMNATION:

                  A. If at any time during the term of this Lease, the whole or substantially all of the Leased Premises shall be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain or by agreement between LESSOR, LESSEE and those authorized to exercise such right, this Lease and the terms hereof shall terminate and expire on the date of such taking and the sums of money provided to be paid by LESSEE shall be apportioned and paid to the date of such taking.

                  B. In the event of any partial taking of the Leased Premises, the rent shall abate based upon the application of a fraction, the numerator of which shall be the amount of square footage actually taken from the LESSEE'S premises and the denominator of which shall be the total amount of square footage leased to LESSEE.

                  C. In the event of any condemnation wherein the whole or substantially all of the Leased Premises shall be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain, this Lease shall terminate as provided in subparagraph (a) above and upon proration of the rental or any other charges required between the LESSOR and the LESSEE, this Lease shall terminate. The LESSEE shall have the right to claim from the condemning authorities the value of any of its property which is condemned. The LESSEE shall have no right to the LESSOR's recovery for any condemnation of LESSOR's property.

         14.      LESSOR'S RIGHT TO PERFORM LESSEE'S COVENANTS:
If LESSEE shall at any time fail to pay any sums due under this Lease in accordance with the provisions of this Lease, or to take out, pay for or maintain any insurance required by this Lease to be maintained, or shall fail to make any other payment or perform any other act on its part to be made or performed, then, LESSOR, after ten (10) days written notice to LESSEE (or without notice in case of an emergency) and without waiving or releasing LESSEE from any obligation of LESSEE contained in this Lease, may (but shall be under no obligation to):

                  A. Pay any sum payable by LESSEE pursuant to the provisions of this Lease; or

                  B. Take out, pay for and maintain any insurance policy required to be maintained by LESSEE under this Lease; or

                  C. Make any other payment or perform any other act on LESSEE'S part to be made or performed as provided for in this Lease. LESSOR may enter upon the Leased Premises for such purpose and take all such action thereon as may be reasonably necessary therefor without notice to the LESSEE.

         All sums so paid by LESSOR and all costs and expenses incurred by LESSOR in connection with the performance of any such act, together with interest thereon at the rate of eighteen (18%) percent per annum from the date of LESSOR'S making of such payment shall constitute additional rent payable by LESSEE under this Lease and shall be paid by LESSEE to LESSOR on demand. LESSOR shall not be limited in the proof of any damages which LESSOR may claim against LESSEE arising out of, or by reason of, LESSEE'S failure to provide and keep in force insurance as aforesaid to the amount of the insurance premium or premiums not paid or incurred by LESSEE and which would have been payable upon such insurance, but LESSOR shall also be entitled to recover as damages for such breach, the uninsured amount of any loss.

         15. DESTRUCTION OF LEASED PREMISES: In the event that the Leased Premises should be totally destroyed by fire, tornado or other casualty or in the event the Leased Premises should be so damaged that rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, either LESSOR or LESSEE may at its option, by written notice to the other given not more than one hundred eighty (180) days after the date of such fire or other casualty, terminate this Lease. ln such event, the rent shall be abated during the unexpired portion of this Lease effective with the date of such fire or other casualty. ln the event the Space should be damaged by fire, tornado, or other casualty covered by LESSOR'S insurance but only to such extent that rebuilding or repairs can be completed within one hundred eighty (180) days after the date of such damage, or if the damage should be more serious but neither LESSOR nor LESSEE elects to terminate this Lease, then LESSOR shall within thirty (30) days after the date of such damage commence to rebuild or repair the Space and shall proceed with reasonable diligence to restore the Space to substantially the same condition in which it was immediately prior to the happening of the casualty, except that LESSOR shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures, and other improvements which may have been placed by LESSEE or other tenants within the Space. LESSOR shall, unless such damage is the result of the negligence or willful misconduct of LESSEE or LESSEE'S employees or invitees, allow LESSEE a fair diminution of rent during the time that the Space is unfit for occupancy. ln the event any mortgagee, under a deed-of-trust, security agreement or mortgage on the Space should require that the insurance proceeds be used to retire the mortgage debt, LESSOR shall have no obligation to rebuild and if the LESSOR chooses not to rebuild the Leased Premises, then this Lease shall terminate upon notice to LESSEE. Any insurance which may be carried by LESSOR or LESSEE against loss or damage to the space shall be for the sole benefit of the party carrying such insurance and under its sole control.

         16. INSURANCE TO BE CARRIED BY LESSEE: It is agreed by and between the LESSOR and LESSEE that during the times when the LESSEE shall have the possession of the Leased Premises that they are exclusively within the control of the LESSEE. LESSEE, therefore agrees, at its sole cost and expense for the mutual benefit of the LESSOR and LESSEE to maintain personal injury and property damage liability insurance with respect to the Leased Premises, insuring both the LESSOR and the LESSEE against claims for bodily injury, death or property damage occurring thereon, or caused by any of the negligence of the LESSEE, its officers, agents or employees, in or about the Leased Premises, or the buildings or property upon which said buildings are located. The LESSEE agrees to have LESSOR named as a co-insured on said policies of insurance. Said insurance shall have limits of not less than One Million ($1,000,000.00) Dollars in respect to bodily injury or death to any one person; and not less than One Million ($1,000,000.00) Dollars in respect to any one accident; and not less than Fifty Thousand ($50,000.00) Dollars property damage arising out of any one accident.

         The LESSEE shall deliver to the LESSOR an insurance certificate showing the LESSOR as a named insured prior to its entry onto the Leased Premises and shall, on each anniversary date of this Lease, give evidence of the existence of the insurance required by this Lease and in effect. During the periods in which the Leased Premises are in the sole possession of the LESSEE, the LESSEE shall observe all safety precautions prescribed by the applicable governmental agencies, State and/or Federal, and shall follow all safety precautions for prevention of fire as prescribed by the Southeastern Underwriters Association.

         In addition to the personal injury and property damage liability insurance required above, it shall be the obligation of the LESSEE to carry it's own fire and extended coverage insurance, workmen's compensation insurance, and such other insurance as the LESSEE may desire in order to protect the LESSEE against risks which in its sole discretion it deems appropriate to be protected against. The premiums on such insurance policies shall be paid for by the LESSEE and it shall not be an obligation of the LESSOR to provide any such insurance or protection for the LESSEE.

                  Each of the LESSOR and LESSEE hereby releases the other to the extent of its insurance coverage, from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties or any other casualty insured against, even if such fire or other casualty shall be brought about by the fault or negligence of the other party, or any persons claiming under such other party, provided, however, this release shall be in force and effect only with respect to loss or damage occurring during such time as the releasor's policies of fire and extended coverage insurance shall contain a clause to the effect that this release shall not affect such policies or the right of the releasor to recover thereunder. Each of the LESSOR and LESSEE agrees that its fire and extended coverage insurance policies shall include such a clause so long as the same is obtainable without extra cost, or if such extra cost is chargeable therefor, so long as the other party pays such extra cost. If extra cost is chargeable therefor, each party will advise the other thereof and of the amount thereof, and the other party, at its election, may pay the same but shall not be obligated to do so. Except as provided in this paragraph, nothing in the Lease contained shall be deemed to release either party hereto from liability for damages resulting from the fault or negligence of said party or its agents or from responsibility for repairs necessitated thereby or by any default thereof hereunder.

         17. ALTERATIONS AND IMPROVEMENTS: The LESSOR shall be responsible for the erection and construction of that portion of the Leased Premises described in Paragraph 1 hereof. The LESSOR'S obligation for such improvements shall be limited to the initial improvements effected as of the beginning of this Lease. LESSOR shall not be responsible for any costs or allowances towards the cost of any improvements that LESSEE makes to the Leased Premises after initial possession of the Leased Premises by the LESSEE unless specifically provided for in this Lease.

         LESSEE shall obtain LESSOR'S prior written consent to any improvements, modifications or alterations which affect the interior of the Leased Premises and LESSEE shall furnish copies of the plans to LESSOR for LESSOR'S consideration prior to doing any work for any improvements.

         LESSEE shall conduct any work done to the Leased Premises in such a manner as to maintain harmonious labor relations and not to adversely affect any warranties pertaining to the existing premises. Prior to commencement of any structural work, LESSEE shall submit to LESSOR copies of all necessary permits and approved plans accompanied by a performance bond in form satisfactory to LESSOR sufficient to protect the Leased Premises from claims of lien of any sort. LESSOR reserves the right to have final approval of the contractors and plans used by LESSEE to effect any structural modifications, alterations or improvements to the Leased Premises. All alterations, additions or improvements, whether temporary or permanent in character, made in or upon the Space by LESSOR shall be LESSOR'S property and at the end of the term hereof shall remain in or upon the Space without compensation to LESSEE. All of LESSEE'S furniture, movable trade fixtures, and equipment not attached to the Space may be removed by LESSEE at the termination of this Lease, if LESSEE so elects, and shall be so removed, if required by LESSOR, and, if not so removed, shall, at the option of LESSOR, become the property of LESSOR.

         18. INSPECTION OF PLANS FOR ALTERATIONS OR IMPROVEMENTS: The Lessor reserves unto itself the absolute right to approve, which approval shall not be unreasonably withheld, any and all plans for improvements, modifications or alterations to the Leased Premises. All plans for structural or non-structural improvements, modifications or alterations must be signed by an architect, engineer, or general contractor possessing necessary licenses. All plans and work accomplished shall comply with all governmental rules and regulations and the rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fires, at LESSEE'S own cost and expense.

         19. USE OF SPACE: The Space shall be used by LESSEE only for the purpose of general offices, warehouse and commissary. In the event LESSEE wishes to cook on the Leased Premises, LESSEE shall first obtain all required permits and licensing and shall comply with all applicable codes, ordinances, statutes and regulations. In addition, If required by applicable authority, LESSEE shall install in the Leased Premises, at its own expense, an appropriate and adequate grease trap and exhaust system. LESSOR shall furnish LESSEE with a minimum of 32 parking spaces for LESSEE'S exclusive use. Under no circumstances shall LESSOR be obligated to furnish any additional parking to serve the Leased Premises and the LESSOR does not warrant that the Leased Premises are suitable to conduct any retail sales uses. LESSEE shall not do or permit to be done in or about the Space, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by any standard form of fire insurance policy. LESSEE shall not do or permit anything to be done in or about the Space which will, in any way, obstruct or interfere with the rights of other tenants of the LESSOR in the warehouse/office rental complex known as Hollywood Park, or injure or annoy them or use or allow the Space to be used for any improper, immoral, unlawful or objectionable purpose; nor shall LESSEE cause, maintain, or permit any nuisance in, on, or about the Space or commit or suffer to be committed any waste in, on, or about the Space.

         LESSEE shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the federal, state, county and city governments, and of any and all their departments, bureaus or agencies applicable to the Leased Premises for the correction, prevention and abatement of nuisance or other grievances, in, upon or connected with said premises, during the Term. Lessee shall comply with all applicable fire regulations enforced by the City of Hollywood or any other governmental agency having jurisdiction over the Leased Premises or Lessee's use thereof.

         LESSEE covenants that no nuisance or hazardous trade or occupation, except as provided for in this Lease, shall be permitted or carried on, in or upon the Leased Premises; no act or thing shall be done or permitted; and nothing shall be kept in or about the Leased Premises which will cause cancellation of the risk or hazard insurance in effect for the Leased Premises, and no waste shall be permitted or committed upon, or any damage done to, the Leased Premises. The LESSEE covenants to pay to the LESSOR upon demand, damages for injury to the Leased Premises or to the building of which the Leased Premises are a part, which injury shall be caused or suffered by the LESSEE or its agents, servants or employees. The LESSEE further covenants not to conduct any business or permit any act or thing contrary to or in violation of the laws of the United States of America, or the State of Florida, or of the Ordinances of the County of Broward, in or about said Leased Premises, or the building of which the Leased Premises are a part. The LESSEE shall promptly after discovery of any such unlawful, disreputable, or extra-hazardous use, take all necessary steps, legal and equitable, to compel the discontinuance of such use and to oust and remove any subtenants, occupants or other persons guilty of such unlawful disreputable, or extra-hazardous use. The LESSEE shall indemnify the LESSOR against all costs, expenses, liabilities, losses, damages, injunctions, suits, fines, penalties, claims and demands, including reasonable attorney's fees, arising out of any violation of, or default in, these covenants.

         The LESSEE shall not use or allow the Leased Premises or any part thereof, to be used or occupied for any unlawful purpose or in violation of any certificate of occupancy or certificates of compliance covering or affecting the use of the Leased Premises, and will not permit any act to be done or any condition to exist on the Leased Premises or any article to be brought thereon, which may in law constitute a nuisance, public or private, or which may make void or voidable any insurance then in force with respect to the Leased Premises to be used by the public, as such, without restriction or in such manner as might reasonably tend to impair the LESSOR's title to the Leased Premises or might reasonably make possible a claim of adverse possession by the public, as such, or of implied dedication of the Leased Premises.

         The LESSEE, at its sole expense, shall comply with all laws, orders, and regulations of federal, state and municipal authorities, and with any direction of any public officer, pursuant to law, which shall impose any duty upon the LESSOR or the LESSEE with respect to the Leased Premises. The LESSEE, at its sole expense, shall obtain all licenses or permits which may be required for the conduct of its business within the terms of this Lease, or for the making of repairs, alterations, improvements, or additions, and the LESSOR, where necessary, will join with the LESSEE in applying for all such permits or licenses.

         LESSOR represents that, to the best of its knowledge, the above designated use of the Leased Premises is not in contravention to the current zoning for the Leased Premises.

         20. ACCESS TO PREMISES: Subject to the provisions of paragraph 8 of this Lease, LESSOR or its authorized agent or agents shall have the right to enter upon the Space at all reasonable times for the purposes of inspecting the same, preventing waste, and making such repairs as LESSOR may consider necessary (but without any obligation to do so except as expressly provided for herein), and showing the Space to prospective tenants. If, during the last month of the term, LESSEE shall have removed all or substantially all of LESSEE'S property therefrom, LESSOR may immediately enter and alter, renovate and redecorate the Space without elimination or abatement of rent or incurring liability to the LESSEE for any compensation or offsets of rent and charges owed and such acts shall have no effect upon this Lease.

         21. SIGNS AND ADVERTISING: The LESSOR shall provide LESSEE, at LESSOR'S expense, with two signs in accordance with Exhibit"A" hereto. No other signs shall be permitted.

         22. NOTICES: All notices required by law and this Lease to be given by one party to the other shall be in writing and the same shall be deemed to have been served on the day given, if personally delivered; or upon receipt if by overnight express mail delivery or certified, first class, postage prepaid, return receipt requested mail; or on the third day after which such notice is deposited, if mailed by first class mail, postage prepaid. The parties have at the beginning hereof affixed their addresses. The parties may, upon written notice to the other, designate such other address for notices.

         23. INTEREST ON PAST DUE SUMS: All sums of money required to be paid by the LESSEE to the LESSOR shall bear interest from due date, or maturity thereof, at the rate of eighteen (18%) percent per annum until paid, which interest shall be due and payable to the LESSOR upon its written demand.

         24. MORTGAGE, TRANSFER, ETC. BY LESSOR: The LESSOR reserves the right to sell, purchase, mortgage, hypothecate and convey in any form the Leased Premises and the real property within which said Leased Premises are situate without the permission of the LESSEE. It is further agreed that the LESSOR shall have the right to assign this Lease and all rentals accruing hereunder without the permission of said LESSEE.

         LESSEE agrees that LESSEE'S rights shall be subordinated to any bonafide mortgage which now encumbers the Leased Premises or lands in which the Leased Premises are located, or any mortgage which hereafter may be placed on the Leased Premises by the LESSOR or LESSOR'S assignees. The LESSOR shall have the right to require the LESSEE to execute any subordination agreement which may be required by any mortgagee subordinating its leasehold interest to any future mortgage which may be executed by the LESSOR or LESSOR'S assignees.
 The LESSEE further agrees to execute any required estoppel statement recognizing LESSOR'S Lease and confirming that the same is in existence and in good standing. LESSEE further agrees that it will attorn and accept as its new landlord herein the assignee of this Lease, should the same occur. LESSOR shall use its best efforts to obtain a non-disturbance agreement for LESSEE from the mortgagee(s).

         25. MORTGAGE PROTECTION CLAUSE: LESSEE agrees to give any mortgage and/or trust deed holders of LESSOR'S by Registered Mail, a copy of any notice of default served upon the LESSOR by LESSEE, provided that prior to such notice LESSEE has been notified, in writing, (by way of notice of assignment of rents and leases, or otherwise) of the address of such mortgagees and/or trust deed holders. LESSEE further agrees that if LESSOR shall have failed to "Commence to cure" the matters stated in any notice of default within ten (10) days from date of LESSEE'S notice, then the mortgage and/or trust deed holders shall have an additional ten (10) days within which to "Commence to cure" such default.

         26. ASSIGNMENT AND SUBLETTING: LESSEE shall not assign the right of occupancy under this Lease or any other interest therein, or sublet the Space, or any portion thereof, without the prior written consent of LESSOR, which the parties agree may not be unreasonably withheld. LESSEE absolutely shall have no right of assignment or subletting if it is in default of this Lease. Notwithstanding any assignment of the Lease, or the subletting of the Space, or any portion thereof, LESSEE shall continue to be liable for the performance of the terms, conditions and covenants of this Lease including, but not limited to, the payment of rent and any other charges imposed hereunder. Consent by LESSOR to one or more assignments or sublettings shall not operate as a waiver of LESSOR'S rights as to any subsequent assignments and sublettings. LESSOR shall have the sole option, which shall be exercised by providing LESSEE with written notice, of terminating LESSEE'S rights and obligations under this Lease rather than permitting any assignment or subletting by LESSEE. Should LESSOR permit any assignment or subletting by LESSEE and should the monies to be received by LESSEE from such assignee or sublessee for all or part of the Space as a result of such assignment or subletting (when compared to the rental rate payable by LESSEE to LESSOR) be greater than the rental due under this Lease, then the excess over the rental rate provided for in that sublease or assignment shall be payable by LESSEE to LESSOR. It being the parties intention that LESSOR and not LESSEE shall be the party to have the option to receive any profit from any assignment or subletting. If there are one or more assignments or sublettings by LESSEE to which LESSOR consents, the parties understand and agree, anything to the contrary notwithstanding that any and all renewal options to be exercised subsequent to the date of such assignment or subletting are absolutely waived and terminated at LESSOR'S sole option. Any request by LESSEE to LESSOR to permit a subletting or assignment shall contain or be accompanied by a financial statement of the sublessee or assignee and such other information and references as LESSOR deems necessary to reasonably evaluate the acceptability of such prospective sublessee or assignee.

         Notwithstanding the foregoing, this Lease may be assigned, or the Demised Premises may be sublet, in whole or in part, to any corporation which shall be an affiliate or subsidiary of LESSEE.

         LESSOR will not unreasonably withhold or delay its consent to an assignment or sublease to a party other than one mentioned in the preceding paragraph.

         For the purpose of this paragraph a "subsidiary" or "affiliate" of LESSEE shall mean the following:

         (a) An "affiliate" shall mean any corporation which, directly or indirectly, controls or is controlled by or is under common control with LESSEE. For this purpose, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities or by contract or otherwise;

         (b) A "subsidiary" shall mean any corporation not less than 50% of whose outstanding stock shall, at the time, be owned directly or indirectly by LESSEE;

         In the event of the transfer and assignment by LESSOR of its interest in this Lease and/or sale of the Leased Premises containing the Space, LESSOR shall thereby be released from any further obligations hereunder, and LESSEE agrees to look solely to such successor in interest of the LESSOR for performance of such obligations.

         27. LITIGATION VENUE: All litigation between the parties hereto relating to this Lease shall be instituted, maintained and prosecuted in the State Courts of Broward County, Florida, having jurisdiction over the subject matter.

         28. ATTORNEYS' FEES: In the event it shall become necessary for LESSOR or LESSEE at any time to institute any legal action or proceedings of any nature for the enforcement of this Lease, or any of the provisions hereof, or to employ an attorney therefor the non-prevailing party in such action agrees to pay all court costs and reasonable attorney's fees incurred by the prevailing party including costs and fees for any appeals.

         29. LESSOR'S LIEN: In addition to the statutory LESSOR'S Lien, LESSOR shall have, at all times, a valid security interest to secure payment of all sums of money becoming due hereunder from LESSEE, and to secure payment of any damages or loss which LESSOR may suffer by reason of the breach by LESSEE of any covenant, agreement or condition herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of LESSEE presently, or which may hereinafter be, situated in the Space. Such property shall not be removed therefrom without the consent of LESSOR until all arrearages in the sums of money then due to LESSOR hereunder shall first have been paid and discharged and all obligations to LESSOR hereunder shall first have been fully complied with and performed by LESSEE. In consideration of this Lease, upon the occurrence of any event of default by LESSEE, LESSOR may, in addition to any other remedies provided herein, enter upon the Space and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of LESSEE situated on or in the Space, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving LESSEE reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the LESSOR or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving LESSEE reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this Section. Any surplus shall be paid to LESSEE or as otherwise required by law; and LESSEE shall pay any deficiencies forthwith. Upon request of the LESSOR, LESSEE agrees to execute and deliver to LESSOR a financing statement in form sufficient to perfect the security interest of LESSOR in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Florida. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

         Notwithstanding the foregoing, LESSOR shall subordinate its statutory landlord's lien of any institutional financing on LESSEE'S merchandise, furnishings, equipment and personal property.

         30. FORCE MAJEURE: Whenever a period of time is herein prescribed for action to be taken by LESSOR, LESSOR shall not be liable or responsible for and there shall be excluded from the computation for any such period of time any delays due to strikes, riots, acts of God, shortages of labor or materials, theft, fire, public enemy, injunction, insurrection, court order, requisition of other governmental body or authority, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of LESSOR.

         31. SEPARABILITY: If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby.

         32. HOLDING OVER: The failure of LESSEE to surrender the Space on the date provided herein for the termination of the term of this Lease (or at the time the Lease may be terminated otherwise by LESSOR), and the subsequent holding over by LESSEE with or without the consent of LESSOR, shall result in the creation of a tenancy at will at double the rent including all sums payable as of the date provided herein for the termination of this Lease. This provision does not give LESSEE any right to hold over at the expiration of the term of this Lease, and shall not be deemed, the parties agree, to be a renewal of the Lease term, either by operation of law of otherwise.

         33. RENT A SEPARATE COVENANT: LESSEE shall not for any reason withhold or reduce LESSEE'S required payment of rent and provided in this Lease, it being agreed that the obligations of LESSOR hereunder are independent of LESSEE'S obligations.

         34. CORPORATE TENANCY: If LESSEE is a corporation, the undersigned officer of LESSEE hereby warrants and certifies to LESSOR that LESSEE is a corporation in good standing and is authorized to do business in the State of Florida. The undersigned officer of LESSEE hereby further warrants and certifies to LESSOR that he or she, as such officer, is authorized and empowered to bind the corporation to the terms of this Lease by his or her signature thereto.

         LESSOR and LESSEE hereby represent and warrant to the other party hereto that each has the authority to enter into this Lease and the persons executing this Lease are the only persons required to do so in order to bind LESSOR and LESSEE, as the case may be.

         35. NO BROKERS; INDEMNITY: Both parties represent and agree that neither has employed any realtor, broker or other agent in any matters involving this Lease. Should any claim for any fee, commission or other compensation arise, then each indemnifies and holds the other harmless from the claims of the other's broker, agent or representative making such claim.

         36. CONSTRUCTION: This Lease shall be construed and enforced according to the laws of the State of Florida.

         37. AMENDMENTS: This Lease contains the entire agreement between the parties hereto and may not be altered, changed, or amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by

LESSOR unless such waiver be in writing signed by LESSOR and addressed to LESSEE, nor shall any custom or practice which may grow up between the parties in the administration of the provisions hereof be construed to waive or lessen the right of LESSOR to insist upon the performance by LESSEE in strict accordance with the terms hereof. The terms, provisions, covenants, and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

         38. RADON GAS DISCLOSURE: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your local county public health unit.

         39. FINAL REPOSITORY: It is agreed between the LESSOR and the LESSEE that this Lease shall be the final repository of all agreements between the parties hereto and that no representations or claims of representations, promises, discussions and communications, oral or in writing, shall be binding upon the LESSOR unless the same are fully set forth herein.

         40. LESSOR'S CERTIFICATION: (a) LESSOR agrees at any time, and from time to time, upon not less than twenty (20) days prior notice by LESSEE, to execute, acknowledge and deliver to LESSEE, a statement in writing addressed to LESSEE certifying the following: (i) that this Lease or any sublease is unmodified and in full force and effect (or, if there have been modifications, that they are in full force and effect as modified and stating the modifications), stating the dates to which the minimum base rent, additional rent and other charges have been paid; (ii) stating whether or not to the best knowledge of the signer of such certificate, there exists any default by LESSEE in the performance of any covenant, agreement, term, provision or condition contained in this Lease, and if so, specifying each such default, it being intended that any such statement may be relied upon by LESSEE; and (iii) any other information reasonably requested by a prospective assignee or subtenant of the Premises. LESSOR'S failure to respond to LESSEE'S request for a written statement within the twenty (20) day period mentioned in this Article shall be interpreted as LESSOR appointing LESSEE attorney-in-fact to provide the written statement requested under this Article.

         (b) To LESSOR'S current actual knowledge, LESSOR has not received any written notice from any governmental authority alleging any violation of Toxic Waste Regulations or requiring the clean up or remediation of hazardous or toxic materials or medical waste relating to the Property or the Premises.

         41. QUIET ENJOYMENT: Upon payment by LESSEE of the amounts provided in this Lease to be paid, and upon the observance and performance by LESSEE of all terms, provisions, covenants and conditions on LESSEE'S part to be observed and performed by it, LESSEE shall be entitled to peaceably and quietly enjoy and use the Premises for the Lease term, subject to all the terms, provisions, covenants and conditions of this Lease.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written or caused these presents on their behalf to be executed.


                                      LESSOR:


                                      MANDEL DEVELOPMENT,
                                      a Florida general partnership

/s/ Ayaconora Moedie-Person
---------------------------           By:      /s/ Marvin Mandel
Witness                                        --------------------------------
                                               Marvin Mandel, General Partner



/s/ Ayaconora Moedie-Person           By:      /s/ Philip Mandel
---------------------------                    --------------------------------
Witness                                        Philip Mandel, General Partner




                                      LESSEE:


                                      FIRST AMERICAN RAILWAYS, INC.,
                                      a Nevada corporation



Attest: /s/ Frank H. Foote            By: /s/ Thomas E. Blayney
        -------------------               -------------------------------
                                          Vice President of Operations

                                   Exhibit 1

                         First American Railways, Inc.
                                3700 29th Avenue
                                   Suite 202
                            Hollywood, Florida 33020

WORK TO BE COMPLETED                                        RESPONSIBILITY OF
--------------------------------------------------------------------------------
Close windows at Executive offices.                         Mandel Properties
--------------------------------------------------------------------------------
New carpet in all areas. (FAR will select carpeting
with other tenants)                                         Mandel Properties
--------------------------------------------------------------------------------
Patch and paint all walls, including warehouse.             Mandel Properties
--------------------------------------------------------------------------------
Change Lorenzo Glass in the existing boardroom.             Mandel Properties
--------------------------------------------------------------------------------
Remove sectional unit in open showroom area.                Mandel Properties
--------------------------------------------------------------------------------
Install concrete slab to railroad. (Subject to FAR
getting permission from CSX)                                Mandel Properties
--------------------------------------------------------------------------------
Label all but 6 parking spaces as reserved
First American Railways, Inc.                               Mandel Properties
--------------------------------------------------------------------------------
Label all 6 parking spaces as visitor
First American Railways, Inc.                               Mandel Properties
--------------------------------------------------------------------------------
Strip and refinish floor in warehouse.                      Mandel Properties
--------------------------------------------------------------------------------
Air Condition installed in warehouse.                       Mandel Properties
--------------------------------------------------------------------------------
New walls and ceiling in showroom area; see drawing.        Mandel Properties
--------------------------------------------------------------------------------
Close doors in executive office areas per drawing.          Mandel Properties
--------------------------------------------------------------------------------
Sign on building consistent with other tenants.             Mandel Properties
--------------------------------------------------------------------------------
Sign on 29th Avenue consistent with other tenants.          Mandel Properties
--------------------------------------------------------------------------------
Move Kitchen area. (see plan)                               Mandel Properties
--------------------------------------------------------------------------------
Tear out existing wall between the boardroom and the        Mandel Properties
telephone area and build a new wall room larger
per the drawing.
--------------------------------------------------------------------------------
Install partition at eating area.                           Mandel Properties
--------------------------------------------------------------------------------
Close wall at area that was a kitchen, and open doorway     Mandel Properties
as per the drawing.
--------------------------------------------------------------------------------
Repairs to all interior and exterior doors that may         Mandel Properties
be necessary.
--------------------------------------------------------------------------------
Cleanup along side of the property, to the rear of the      Mandel Properties
property by the railroad.
--------------------------------------------------------------------------------
Thorough cleaning of the entire inside area.                Mandel Properties
--------------------------------------------------------------------------------
Construct a fire wall halfway through the warehouse.        Mandel Properties
(See drawing)
--------------------------------------------------------------------------------

                                   EXHIBIT 2
                         FIRST AMERICAN RAILWAYS, INC.
                       3700 North 29th Avenue--Suite 202
                              Hollywood, FL 33020

EXPENSES

Real Estate Taxes .......................... 32.5% of Entire Complex, 2 Bldgs.

Insurance .................................. 32.5% of Entire Complex, 2 Bldgs.

Gardener for Common Area ................... 32.5% of Entire Complex, 2 Bldgs.

Lawn Sprinkler for Common Area ............. 32.5% of Entire Complex, 2 Bldgs.

Water Meter for Common Area ................ 32.5% of Entire Complex, 2 Bldgs.

Water/Sewer Meter for Common Area .......... 60.5% of One Bldg.

FPL Outside spotlights Only ................ 60.5% of One Bldg.